EXHIBIT 24.2


                          INDEPENDENT AUDITORS' CONSENT

            We consent to the incorporation by reference in this registration statement of Enhanced Services Company, Inc. on Form S-8 or our report appearing in and incorporated by reference in the Annual report on Form 10-KSB, as amended, of Enhanced Services Company, Inc. For the fiscal year ended November 30, 1996. We also consent to the reference to us under the heading "Experts" in the Prospectus constituting part of this Registration statement.


                                                   _____________________________
                                                   SCHUMACHER & ASSOCIATES, INC.

Denver, Colorado
September 10, 1997